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                                                                   EXHIBIT 10.11


                                October 18, 1996

Fleet National Bank, as Agent
One Federal Street
Boston, Massachusetts 02110

         Re:      Loan Arrangement With Safety 1st, Inc. and Its Subsidiaries

Ladies and Gentlemen:

         Fleet National Bank, The First National Bank of Boston and USTrust (collectively, the "Banks") have entered into a certain loan arrangement with Safety 1st, Inc., Safety 1st International, Inc., Safety 1st (Europe) Limited, 3232301 Canada Inc., and Safety 1st Home Products Canada, Inc. (collectively, the "Borrowers") which loan arrangement is evidenced by, among other documents and instruments, a certain Loan Agreement dated as of March 28, 1996, as amended (the "Agreement"). The Borrowers have requested that the Bank amend and restructure certain of the terms and conditions of the Loan Agreement, and the Banks have agreed to so amend the loan arrangement, as set forth in a certain Third Amendment to Loan Agreement of even date herewith (the "Third Amendment"). However, the Banks' agreement to enter into the Third Amendment is subject to and in consideration of the representations and warranties made in this letter by the Borrowers.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers each acknowledge and agree that any and all collateral and security granted by the Borrowers to the Banks in connection with the Loan Agreement remains in full force and effect and continues to secure all Obligations (as such term is defined in the Loan Agreement, as amended by the Third Amendment) of the Borrowers to the Banks. Without limiting the foregoing, the Borrowers each specifically acknowledge and agree that each of the documents listed below continue to secure all Obligations of the Borrowers to the Bank:

         -        SECURITY AGREEMENT dated March 28, 1996 granted by Safety 1st,
                  Inc.

         - SECURITY AGREEMENT dated March 28, 1996 granted by Safety 1st International, Inc.

         -        DEBENTURE dated March 28, 1996 granted by Safety 1st (Europe)
                  Limited

         -        HYPOTHEC dated March 28, 1996 granted by 3232301 Canada Inc.

         - HYPOTHEC dated March 28, 1996 granted by Safety 1st Home Products Canada, Inc.

         - COLLATERAL ASSIGNMENT OF PATENTS dated March 28, 1996 granted by Safety 1st, Inc.

         - APPLICATION TO REGISTER RIGHTS dated March 28, 1996 granted by Safety 1st (Europe) Limited

         - COLLATERAL ASSIGNMENT OF TRADEMARKS dated March 28, 1996 granted by

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                  Safety 1st, Inc.

         - APPLICATION TO REGISTER RIGHTS acquired under registered design - Safety 1st (Europe) Limited

         The Borrowers further acknowledge and agree that all collateral and other security granted in any and all documents executed by each of the Borrowers including, without limitation, those listed above, would secure all Obligations of the Borrowers to the Bank under the Loan Agreement, as same may be further amended, modified or restated from time to time, even in the absence of the foregoing representation.

         It is intended that this letter take effect as an instrument under seal as of the date first written above.

                          SAFETY 1ST, INC.

                          By:_________________________

                             Michael Lerner, President

                          SAFETY 1ST INTERNATIONAL, INC.

                          By:__________________________

                             Michael Lerner, President

                          SAFETY FIRST (EUROPE) LIMITED

                          By:___________________________

                             Michael Lerner, Director

                          3232301 CANADA INC.

                          By:___________________________

                             Michael Lerner, President

                          SAFETY 1ST HOME PRODUCTS CANADA, INC.

                          By:____________________________

                             Michael Lerner, CEO


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